Exhibit 32.2

CERTIFICATION

PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY

ACT OF 2002

In connection with the Quarterly Report of Eye Care centers of America, Inc. (the “Company”) on Form 10-Q for the period ended July 1, 2006 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Douglas C. Shepard, as Executive Vice President and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Sec. 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

October 06, 2006	/s/ Douglas C. Shepard
Douglas C. Shepard
Executive Vice President And Chief Financial Officer

A SIGNED ORIGINAL OF THIS WRITTEN STATEMENT REQUIRED BY SECTION 906 HAS BEEN PROVIDED TO EYE CARE CENTERS OF AMERICA, INC. AND WILL BE RETAINED BY EYE CARE CENTERS OF AMERICA, INC. AND FURNISHED TO THE SECURITIES AND EXCHANGE COMMISSION OR ITS STAFF UPON REQUEST.